    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 18, 1998

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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                     -----------

                                    AMENDMENT NO.1
                                         TO
                                       FORM 10

                     GENERAL FORM FOR REGISTRATION OF SECURITIES

                        PURSUANT TO SECTION 12(b) OR 12(g) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

                                     -----------

                         PARK PLACE ENTERTAINMENT CORPORATION
                  (Exact name of registrant as specified in charter)

                 DELAWARE                               88-0400631
      (State or other jurisdiction of      (I.R.S. Employer Identification No.)
      incorporation or organization)

        3930 HOWARD HUGHES PARKWAY
            LAS VEGAS, NEVADA                             89109
 (Address of principal executive offices)               (Zip code)

                                    (702) 699-5000
                 (Registrant's telephone number, including area code)


                                -----------------------

          SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

           TITLE OF EACH CLASS                NAME OF EACH EXCHANGE ON WHICH
           TO BE SO REGISTERED                EACH CLASS IS TO BE REGISTERED
           -------------------                ------------------------------

 COMMON STOCK, PAR VALUE $0.01 PER SHARE         NEW YORK STOCK EXCHANGE

          SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                                         NONE

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


                        PARK PLACE ENTERTAINMENT CORPORATION

                           CROSS REFERENCE SHEET BETWEEN
               JOINT PROXY STATEMENT/PROSPECTUS AND ITEMS OF FORM 10


ITEM 1.   BUSINESS.

     The information required by this item is contained in the sections "Summary," "Management's Discussion and Analysis of Financial Condition and Results of Operations - Park Place," and "Business and Properties of Park Place" of the Joint Proxy Statement/Prospectus (the "Prospectus") dated October 23, 1998 of Hilton Hotels Corporation, Grand Casinos, Inc. and Park Place Entertainment Corporation (formerly known as Gaming Co., Inc.) (the "Registrant") attached hereto as Exhibit 99.2 and such sections are incorporated herein by reference.

ITEM 2.   FINANCIAL INFORMATION.

     The information required by this item is contained in the sections "Summary -- Summary Historical and Pro Forma Financial Data," "Recent Developments," "Unaudited Pro Forma Condensed Financial Statements -- New Park Place Unaudited Pro Forma Financial Statements," and "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Park Place" of the Prospectus and of the Prospectus Supplement dated November 6, 1998 (the "Prospectus Supplement") attached hereto as Exhibit 99.1 and such sections are incorporated herein by reference.

ITEM 3.   PROPERTIES.

     The information required by this item is contained in the section "Business and Properties of Park Place" of the Prospectus and such section is incorporated herein by reference.

ITEM 4.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
          MANAGEMENT.

     The information required by this item is contained in the sections "Summary" and "Security Ownership of Park Place" of the Prospectus and such sections are incorporated herein by reference.

ITEM 5.   DIRECTORS AND OFFICERS.

     The information required by this item is contained in the section "Management of Park Place" of the Prospectus and such section is incorporated herein by reference.

ITEM 6.   EXECUTIVE COMPENSATION.

     The information required by this item is contained in the section "Management of Park Place" of the Prospectus and such section is incorporated herein by reference.

ITEM 7.   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     The information required by this item is contained in the sections "Summary," "The Transactions -- Interests of Certain Persons in the Transactions," "Management of Park Place -- Park Place CEO and Chairman Employment Agreements," "Certain Relationships and Related Transactions--

Park Place" and "--Interests of Certain Persons in the Transactions" of the Prospectus and such sections are incorporated herein by reference.

ITEM 8.   LEGAL PROCEEDINGS.

     The information required by this item is contained in the section "Business and Properties of Park Place -- Litigation" of the Prospectus and such section is incorporated herein by reference.

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

     The information required by this item is contained in the sections "Questions and Answers About The Transactions," "Summary," "Risk Factors-- Risks Relating to the Transactions -- No Current Market for Common Stock," "Markets and Market Prices" and "Description of Park Place Capital Stock" of the Prospectus and such sections are incorporated herein by reference.

ITEM 10.  RECENT SALES OF UNREGISTERED SECURITIES.

     On June 12, 1998, the Registrant sold 100 shares of its common stock, par value $.01 per share, to Hilton Hotels U.S.A., Inc., a wholly owned subsidiary of Hilton Hotels Corporation, for $1,000 in cash in connection with the initial capitalization of the Registrant. The sale of such stock was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 11.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information required by this item is contained in the sections "Questions and Answers About The Transactions," "Summary," "Risk Factors -- Risks Relating to the Transactions -- No Current Market for Common Stock," "Markets and Market Prices," "Description of Park Place Capital Stock," "Certain Antitakeover Provisions Applicable to Park Place" and "Liability and Indemnification of Directors and Officers of Park Place" of the Prospectus and such sections are incorporated herein by reference.

ITEM 12.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The information required by this item is contained in the section "Liability and Indemnification of Directors and Officers of Park Place" of the Prospectus and such section is incorporated herein by reference.

ITEM 13.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

     The information required by this item is contained in the sections "Summary -- Summary Historical and Pro Forma Financial Data," "Recent Developments," "Unaudited Pro Forma Condensed Financial Statements -- New Park Place Unaudited Pro Forma Financial Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Park Place" and in the Financial Statements of Park Place Entertainment Corporation in the Prospectus and Prospectus Supplement such sections are incorporated herein by reference.

ITEM 14.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
          ACCOUNTING AND FINANCIAL MATTERS.

     None.

ITEM 15.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) (i) The following Consolidated Financial Statements of Park Place Entertainment Corporation (attached as pages F-2 through F-17 of the Prospectus and pages F-2 through F-7 of the Prospectus Supplement) are incorporated herein by reference:

          Report of Independent Public Accountants;
          Consolidated Statements of Income for the Years Ended December 31, 1997, 1996 and 1995;
          Consolidated Statements of Income for the Nine Months Ended
     September 30, 1998 and 1997 (unaudited);
          Consolidated Balance Sheets as of September 30, 1998 (unaudited), December 31, 1997 and 1996;
          Consolidated Statements of Cash Flow for the Years Ended December 31, 1997, 1996 and 1995;
          Consolidated Statements of Cash Flow for the Nine Months Ended September 30, 1998 and 1997 (unaudited); and
          Notes to Consolidated Financial Statements

          (ii) Schedules.

               None.

     (b)  Exhibits

     Exhibit
      Number                            Description
     -------                            -----------
       2.1    Agreement and Plan of Merger, dated as of June 30, 1998, by and among Hilton Hotels Corporation, the Registrant, Gaming
              Acquisition Corporation, GCI Lakes, Inc. and Grand Casinos,
              Inc. (incorporated by reference to Exhibit 2.1 to the Form 10-Q for the quarter ended June 30, 1998 of Hilton Hotels
              Corporation)

       3.1 Form of Amended and Restated Certificate of Incorporation of the Registrant (attached as Annex I to the Prospectus and incorporated herein by reference)

       3.2 Form of Amended and Restated Bylaws of the Registrant (attached as Annex J to the Prospectus and incorporated herein by reference)


     Exhibit
      Number                            Description
     -------                            -----------
       4.1    Form of First Supplemental Indenture by and among Hilton Hotels
              Corporation, BNY Western Trust Company, as Trustee, and the
              Registrant, to the Indenture dated as of April 15, 1997 between
              Hilton Hotels Corporation and BNY Western Trust Company, as
              Trustee (incorporated by reference from Exhibit 4.1 to the
              Registrant's Form S-4 Registration Statement filed with the
              Commission on October 14, 1998)

       4.2    Form of Rights Agreement of the Registrant (incorporated by reference from Exhibit 4.2 to the Registrant's Form S-4
              Registration Statement filed with the Commission on October 14,
              1998)

      10.1    Form of 1998 Stock Incentive Plan of Registrant (attached as
              Annex D to the Prospectus and incorporated herein by reference)

      10.2    Form of 1998 Independent Director Stock Option Plan of
              Registrant (attached as Annex E to the Prospectus and incorporated herein by reference)

      10.3    Form of Distribution Agreement between Hilton Hotels
              Corporation and the Registrant (incorporated by reference from Exhibit 10.3 to the Registrant's Form S-4 Registration Statement filed with the Commission on October 14, 1998)

      10.4    Form of Debt Assumption Agreement between Hilton Hotels
              Corporation and the Registrant (incorporated by reference from Exhibit 10.4 to the Registrant's Form S-4 Registration Statement filed with the Commission on October 14, 1998)

      10.5    Form of Employment Agreement between the Registrant and Arthur M.
              Goldberg (incorporated by reference from Exhibit 10.5 to the Registrant's Form S-4 Registration Statement filed with the
              Commission on October 14, 1998)

      10.6    Form of Employment Agreement between the Registrant and Stephen F.
              Bollenbach (incorporated by reference from Exhibit 10.6 to the Registrant's Form S-4 Registration Statement filed with the
              Commission on October 14, 1998)

      10.7    Form of Assignment and License Agreement by and between Hilton
              Hotels Corporation, Conrad International Royalty Corporation and the Registrant (incorporated by reference from Exhibit 10.7 to the Registrant's Form S-4 Registration Statement filed with the Commission on October 14, 1998)

      10.8 Form of Hilton Hotels Corporation Corporate Services Agreement by and between Hilton Hotels Corporation and the Registrant
              (incorporated by reference from Exhibit 10.8 to the Registrant's
              Form S-4 Registration Statement filed with the Commission on
              October 14, 1998)

      10.9 Form of Gaming Co., Inc. Corporate Services Agreement by and between Hilton Hotels Corporation and the Registrant
              (incorporated by reference to Exhibit 10.9 to the Registrant's
              Form S-4 Registration Statement filed with the Commission on
              October 14, 1998)


     Exhibit
      Number                            Description
     -------                            -----------
      10.10   Form of Employee Benefits and Other Employment Matters
              Allocation Agreement by and between Hilton Hotels Corporation and the Registrant (incorporated by reference from Exhibit 10.10 to the Registrant's Form S-4 Registration Statement filed with the Commission on October 14, 1998)

      10.11   Form of Tax Allocation and Indemnity Agreement by and between
              Hilton Hotels Corporation and the Registrant (incorporated by reference from Exhibit 10.11 to the Registrant's Form S-4
              Registration Statement filed with the Commission on October 14,
              1998)

      10.12   Form of Non-Competition Agreement by and between Lyle Berman,
              Thomas J. Brosig, Stanley M. Taube and Registrant (incorporated by reference from Exhibit 10.12 to the Registrant's Form S-4
              Registration Statement filed with the Commission on October 14,
              1998)

      11 Statement re Computation of Per Share Earnings (incorporated by reference to Exhibit 11 to the Registrant's Form S-4 Registration
              Statement filed with the Commission on October 14, 1998)

      21 Subsidiaries of the Registrant (incorporated by reference from Exhibit 21 to the Registrant's Form S-4 Registration Statement filed with the Commission October 14, 1998).

      27      Financial Data Schedule

      99.1    Supplement to the Joint Proxy Statement/Prospectus dated
              November 6, 1998 of Hilton Hotels Corporation, Grand Casinos, Inc.
              and Park Place Entertainment Corporation

      99.2    Joint Proxy Statement/Prospectus dated October 23, 1998 of Hilton
              Hotels Corporation, Grand Casinos, Inc. and Park Place
              Entertainment Corporation

                                     SIGNATURES

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   PARK PLACE ENTERTAINMENT CORPORATION


                                   By: /s/ Scott A. LaPorta
                                      -----------------------------------
                                   Name:   Scott A. LaPorta
                                   Title:  Executive Vice President,
                                           Chief Financial Officer,
                                           Treasurer and Secretary

Dated:  December 18, 1998

                                   EXHIBIT INDEX

     Exhibit
      Number                            Description
     -------                            -----------
       2.1    Agreement and Plan of Merger, dated as of June 30, 1998, by and among Hilton Hotels Corporation, the Registrant, Gaming
              Acquisition Corporation, GCI Lakes, Inc. and Grand Casinos,
              Inc. (incorporated by reference to Exhibit 2.1 to the Form 10-Q for the quarter ended June 30, 1998 of Hilton Hotels
              Corporation)

       3.1 Form of Amended and Restated Certificate of Incorporation of the Registrant (attached as Annex I to the Prospectus and incorporated herein by reference)

       3.2 Form of Amended and Restated Bylaws of the Registrant (attached as Annex J to the Prospectus and incorporated herein by reference)

       4.1    Form of First Supplemental Indenture by and among Hilton Hotels
              Corporation, BNY Western Trust Company, as Trustee, and the
              Registrant, to the Indenture dated as of April 15, 1997 between Hilton Hotels Corporation and BNY Western Trust Company, as
              Trustee (incorporated by reference from Exhibit 4.1 to the Registrant's Form S-4 Registration Statement filed with the
              Commission on October 14, 1998)

       4.2    Form of Rights Agreement of the Registrant (incorporated by reference from Exhibit 4.2 to the Registrant's Form S-4
              Registration Statement filed with the Commission on October 14,
              1998)

      10.1    Form of 1998 Stock Incentive Plan of Registrant (attached as
              Annex D to the Prospectus and incorporated herein by reference)

      10.2    Form of 1998 Independent Director Stock Option Plan of
              Registrant (attached as Annex E to the Prospectus and incorporated herein by reference)

      10.3    Form of Distribution Agreement between Hilton Hotels
              Corporation and the Registrant (incorporated by reference from Exhibit 4.3 to the Registrant's Form S-4 Registration Statement filed with the Commission on October 14, 1998)

      10.4    Form of Debt Assumption Agreement between Hilton Hotels
              Corporation and the Registrant (incorporated by reference from Exhibit 10.4 to the Registrant's Form S-4 Registration Statement filed with the Commission on October 14, 1998)

      10.5    Form of Employment Agreement between the Registrant and Arthur M.
              Goldberg (incorporated by reference from Exhibit 10.5 to the Registrant's Form S-4 Registration Statement filed with the
              Commission on October 14, 1998)


     Exhibit
      Number                            Description
     -------                            -----------
      10.6    Form of Employment Agreement between the Registrant and Stephen F.
              Bollenbach (incorporated by reference from Exhibit 10.6 to the
              Registrant's Form S-4 Registration Statement filed with the
              Commission on October 14, 1998)

      10.7    Form of Assignment and License Agreement by and between Hilton
              Hotels Corporation, Conrad International Royalty Corporation and the Registrant (incorporated by reference from Exhibit 10.7 to the Registrant's Form S-4 Registration Statement filed with the Commission on October 14, 1998)

      10.8    Form of Corporate Services Agreement by and between Hilton
              Hotels Corporation and the Registrant (incorporated by
              reference from Exhibit 10.8 to the Registrant's Form S-4
              Registration Statement filed with the Commission on October 14,
              1998)

      10.9 Form of Gaming Co., Inc. Corporate Services Agreement by and between Hilton Hotels Corporation and the Registrant
              (incorporated by reference to Exhibit 10.9 to the Registrant's
              Form S-4 Registration Statement filed with the Commission on
              October 14, 1998)

      10.10   Form of Employee Benefits and Other Employment Matters
              Allocation Agreement by and between Hilton Hotels Corporation and the Registrant (incorporated by reference from Exhibit 10.10 to the Registrant's Form S-4 Registration Statement filed with the Commission on October 14, 1998)

      10.11   Form of Tax Allocation and Indemnity Agreement by and between
              Hilton Hotels Corporation and the Registrant (incorporated by reference from Exhibit 10.11 to the Registrant's Form S-4
              Registration Statement filed with the Commission on October 14,
              1998)

      10.12   Form of Non-Competition Agreement by and between Lyle Berman,
              Thomas J. Brosig, Stanley M. Taube and Registrant (incorporated by reference from Exhibit 10.12 to the Registrant's Form S-4
              Registration Statement filed with the Commission on October 14,
              1998)

      11 Statement re Computation of Per Share Earnings (incorporated by reference from Exhibit 11 to the Registrant's Form S-4
              Registration Statement filed with the Commission on October 14,
              1998).

      21 Subsidiaries of the Registrant (incorporated by reference from Exhibit 21 to the Registrant's Form S-4 Registration Statement filed with the Commission October 14, 1998).

      27      Financial Data Schedule

      99.1    Supplement to the Joint Proxy Statement/Prospectus dated
              November 6, 1998 of Hilton Hotels Corporation, Grand Casinos, Inc.
              and Park Place Entertainment Corporation

      99.2    Joint Proxy Statement/Prospectus dated October 21, 1998 of Hilton
              Hotels Corporation and Grand Casinos, Inc.